IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

THE ALGER FUNDS

Alger Small Cap Growth Fund

Supplement dated August 15, 2016 to the Prospectuses dated March 1, 2016,

As Revised June 1, 2016

The Board of Trustees of The Alger Funds has approved a change with respect to Alger Small Cap Growth Fund (the “Fund”) that is anticipated to become effective on or about October 14, 2016.  The Fund’s policy with respect to the definition of small cap securities will be expanded to give the portfolio managers more flexibility in choosing investments.  The Fund currently invests at least 80% of its assets in equity securities of companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.  The Fund will expand its definition of small cap securities to be those within the combined range of companies in the Russell 2000 Growth Index and the MSCI USA Small Cap Index, with a ceiling of $5 billion, if that is higher.  Additionally, the Fund will reference the capitalization range of these indexes for the last twelve months, rather than the most recent quarter-end.  The Fund’s investment objective to seek long-term capital appreciation will not change.

The second paragraph of the Fund’s description of its principal investment strategy, set forth under the heading “Principal Investment Strategy” on page 26 of the Retail Prospectus and page 76 of the Institutional Prospectus, will be replaced with the following:

The Fund focuses on small, fast-growing companies that Fred Alger Management, Inc. believes offer innovative products, services or technologies to a rapidly-expanding marketplace.  The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have total market capitalization between (1) the higher of (a) $5 billion or (b) the company in either the Russell 2000 Growth Index or the MSCI USA Small Cap Index (each, an “Index” and together, the “Indexes”) with the highest capitalization, and (2) the company in either Index with the lowest capitalization, at any time during the most recent 12-month period as reported by either Index.  Both Indexes are broad-based indexes of small capitalization stocks.  At June 30, 2016, the market capitalization of the companies in the Indexes ranged from $54 million to $7.9 billion.

Shareholders may choose to exchange their shares of the Fund for shares of the same class of another fund in the Alger Family of Funds at any time.  Shareholders may also redeem their shares at any time.  Exchange or redemption of shares may be a taxable event to shareholders.  Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of these transactions.

S-MPAD-81516

S-MPIR 81516